Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Second Quarter 2008

June 30, 2008

Table of Contents	Page
Assured Guaranty Ltd.
Selected Financial Highlights	1
Consolidated Income Statements	2
Consolidated Balance Sheets	3
Segment Consolidation	4-5
Financial Guaranty Direct Segment	6-7
Financial Guaranty Reinsurance Segment	8-9
Mortgage Guaranty Segment	10
Other Segment	11
Loss and LAE Reserves and Analysis of Net Claims Paid	12
Investment Portfolio	13
Estimated Net Exposure Amortization	14
Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums	15
Financial Guaranty Profile	16-21
Pooled Corporate Profile	22
Residential Mortgage-Backed Securities Profile	23-28
Credit Derivative Exposures Profile	29
Unrealized Gains (Losses) on Credit Derivatives	30
CDOs of ABS Profile	31
Non-Investment Grade Exposures	32
Closely Monitored Credits	33
Largest Exposures by Sector	34-37
Consolidated Capital and Claims Paying Resources	38
Summary Financial and Statistical Data	39
Appendix	40
Glossary
Endnotes Related to Non-GAAP Financial Measures

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or “the Company”) with the Securities and Exchange Commission, including our 10-Q's dated March 31, 2007, June 30, 2007, September 30, 2007 and March 31, 2008 and our 10-K for the year ended December 31, 2007.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2008	2007	2Q-07	2008	2007	YTD 2007
Gross written premiums (GWP) analysis:
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$278.9	$125.3	123%	$555.5	$232.1	139%
Less: PVP of credit derivatives	52.3	39.2	33%	145.8	79.5	83%
PVP of financial guaranty GWP	226.6	86.1	163%	409.7	152.6	168%
Less: Financial guaranty installment premium PVP	14.8	33.7	(56)%	50.9	70.6	(28)%
Total: Financial guaranty upfront GWP	211.8	52.4	304%	358.8	82.0	338%
Plus: Financial guaranty installment GWP	34.0	18.7	82%	58.8	40.0	47%
Total financial guaranty GWP	245.8	71.1	246%	417.6	122.0	242%
Plus: Mortgage guaranty segment GWP	—	0.5	NM	0.5	1.5	(67)%
Plus: Other segment GWP	—	0.1	NM	3.5	3.4	3%
Total GWP per income statement	$245.8	$71.8	242%	$421.6	$126.9	232%

Net income	$545.2	$32.8	1562%	$376.0	$71.8	424%
Less: After-tax realized gains (losses) on investments	0.9	(1.3)	NM	1.3	(1.5)	NM
Less: After-tax unrealized gains (losses) on credit derivatives (1)	501.5	(13.1)	NM	323.5	(20.4)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(4.1)	(0.5)	720%	(6.2)	(0.8)	675%
Operating income (b)	$38.7	$46.7	(17)%	$45.0	$92.8	(52)%

Book value	$2,242.4	$1,694.8	32%
Plus: Net unearned premium reserve, after tax (3)	1,020.4	585.5	74%
Plus: Net unearned revenue on credit derivatives, after tax (4)	18.1	7.5	141%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	800.7	474.9	69%
Less: Deferred acquisition costs (DAC), after tax	258.1	197.5	31%
Adjusted book value (c)	$3,823.5	$2,565.3	49%

ROE, excluding AOCI	118.7%	7.9%		39.1%	8.7%
Operating ROE, excluding AOCI and after-tax unrealized (losses) gains on credit derivatives (b)	7.0%	11.3%		4.1%	11.4%

Per diluted share:
Net income	$5.97	$0.47	1170%	$4.35	$1.04	318%
Less: After-tax realized gains (losses) on investments	0.01	(0.02)	NM	0.01	(0.02)	NM
Less: After-tax unrealized gains (losses) on credit derivatives (1)	5.49	(0.19)	NM	3.75	(0.30)	NM
Plus: After-tax incurred losses on credit derivatives (2)	(0.04)	(0.01)	300%	(0.07)	(0.01)	600%
Operating income (b)	$0.42	$0.68	(38)%	$0.52	$1.35	(61)%

Book value	$24.66	$24.98	(1)%
Plus: Net unearned premium reserve, after tax (3)	11.22	8.63	30%
Plus: Net unearned revenue on credit derivatives, after tax (4)	0.20	0.11	82%
Plus: Net present value of estimated future installment premiums in-force, after tax (d)	8.81	7.00	26%
Less: DAC, after tax	2.84	2.91	(2)%
Adjusted book value (c)	$42.05	$37.82	11%

Book value, excluding net unrealized mark-to-market gains (losses) on derivatives (5)	$25.95	$24.78	5%
Adjusted book value, excluding net unrealized mark-to-market gains (losses) on derivatives (5)	$43.34	$37.61	15%

Additional information:
Shares outstanding at the end of period (6)	90.9	67.8	34%
Weighted average basic shares outstanding	89.9	67.8	33%	85.0	67.7	26%
Weighted average diluted shares outstanding	91.4	69.2	32%	86.3	69.0	25%

Consolidated net debt service outstanding	$356,959	$215,125	66%
Consolidated net par outstanding	230,402	143,155	61%
Consolidated claims-paying resources	5,206	3,557	46%
Gross par written	18,088	13,310	36%	38,083	23,672	61%

(1)     The quarter and six months ended June 30, 2008 included a fair value after-tax gain of $5.8 million, or $0.06 per diluted share, and $11.3 million, or $0.13 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

(2)     Company’s estimate of incurred losses included in the mark to market unrealized loss on credit derivatives.

(3)     Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

(4)     Unearned revenue less pre-paid reinsurance premiums on credit derivatives, after tax.

(5)      Represents a fair value component of the Company’s CDS contracts, which are included in credit derivative asset or liability line on the balance sheet, and committed capital securities, which are included in other assets line on the balance sheet.

(6)      6/30/08 shares outstanding excludes 0.7 million of nonvested restricted stock and 6/30/07 shares outstanding excludes 1.2 million of nonvested restricted stock, which is considered not issued under FAS 123R.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change	Six Months Ended		% Change
	June 30,		versus	June 30,		versus
	2008	2007	2Q-07	2008	2007	YTD 2007

Revenues
Gross written premiums	$245.8	$71.8	242%	$421.6	$126.9	232%

Net written premiums	240.7	68.5	251%	410.4	119.9	242%

Net earned premiums	51.7	38.0	36%	98.5	75.0	31%
Net investment income	40.2	30.9	30%	76.8	62.3	23%
Realized gains and other settlements on credit derivatives	31.8	16.2	96%	59.4	34.4	73%
Incurred losses on credit derivatives	(5.6)	(0.7)	700%	(8.8)	(1.3)	577%
Other income	0.2	—	NM	0.2	—	NM
Total revenues included in operating income	118.3	84.4	40%	226.1	170.4	33%

Expenses
Loss and loss adjustment expenses (recoveries)	38.1	(9.8)	NM	93.3	(13.8)	NM
Profit commission expense	1.0	0.9	11%	2.2	2.5	(12)%
Acquisition costs	11.8	10.9	8%	23.7	21.7	9%
Other operating expenses	19.7	18.8	5%	48.3	39.5	22%
Interest and related expenses	7.5	6.5	15%	14.1	13.1	8%
Total expenses	78.2	27.3	186%	181.6	63.1	188%

Operating income before provision (benefit) for income taxes	40.1	57.1	(30)%	44.5	107.4	(59)%

Total provision (benefit) for income taxes	1.4	10.4	(87)%	(0.5)	14.6	NM

Operating income (b)	38.7	46.7	(17)%	45.0	92.8	(52)%

Plus: After-tax realized gains (losses) on investments	0.9	(1.3)	NM	1.3	(1.5)	NM
Plus: After-tax unrealized gains (losses) on credit derivatives (1)	505.6	(12.7)	NM	329.8	(19.6)	NM

Net income	$545.2	$32.8	1562%	$376.0	$71.8	424%

Per diluted share
Operating income (b)	$0.42	$0.68	(38)%	$0.52	$1.35	(61)%
Plus: After-tax realized gains (losses) on investments	0.01	(0.02)	NM	0.01	(0.02)	NM
Plus: After-tax unrealized gains (losses) on credit derivatives (1)	5.53	(0.18)	NM	3.82	(0.28)	NM
Net income	$5.97	$0.47	1170%	$4.35	$1.04	318%

Effect of refundings
Earned premiums from refundings	$2.1	$6.4	(67)%	$4.5	$11.3	(60)%
Operating income effect	$1.2	$3.2	(63)%	$2.4	$5.2	(54)%
Operating income per diluted share effect	$0.01	$0.05	(80)%	$0.03	$0.08	(63)%

Weighted average shares outstanding
Basic shares outstanding	89.9	67.8	33%	85.0	67.7	26%
Plus: effect of options	0.5	0.7	(29)%	0.5	0.7	(29)%
Plus: effect of restricted stock awards and units	1.0	0.7	43%	0.9	0.6	50%
Diluted shares outstanding	91.4	69.2	32%	86.3	69.0	25%

(1)                  The quarter and six months ended June 30, 2008 included a fair value after-tax gain of $5.8 million, or $0.06 per diluted share, and $11.3 million, or $0.13 per diluted share, respectively, related to Assured Guaranty Corp.’s committed capital securities.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated Balance Sheets

(dollars in millions)

	As of :
	June 30,	December 31,
	2008	2007

Assets
Fixed maturity securities, at fair value	$3,168.0	$2,587.0
Short-term investments, at cost which approximates fair value	537.5	552.9
Total investments	3,705.4	3,139.9

Cash and cash equivalents	10.1	8.0
Accrued investment income	32.0	26.5
Deferred acquisition costs	284.6	259.3
Prepaid reinsurance premiums	20.7	13.5
Reinsurance recoverable on ceded losses	7.3	8.8
Premiums receivable	25.8	27.8
Goodwill	85.4	85.4
Credit derivative assets	176.4	5.5
Deferred tax asset	32.5	147.6
Salvage recoverable	73.1	8.5
Other assets	74.3	32.0
Total assets	$4,527.6	$3,762.9

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$1,207.4	$887.2
Reserves for losses and loss adjustment expenses	204.0	125.6
Profit commissions payable	10.7	22.3
Reinsurance balances payable	7.6	3.3
Current income taxes payable	—	0.6
Funds held by Company under reinsurance contracts	29.2	25.4
Credit derivative liabilities	342.4	623.1
Senior notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.8	149.7
Other liabilities	136.7	61.8
Total liabilities	2,285.2	2,096.4

Shareholders’ equity
Common stock	0.9	0.8
Additional paid-in capital	1,279.2	1,023.9
Retained earnings	953.5	585.3
Accumulated other comprehensive income	8.8	56.6
Total shareholders’ equity	2,242.4	1,666.6

Total liabilities and shareholders’ equity	$4,527.6	$3,762.9

Assured Guaranty Ltd.

Segment Consolidation (page 1 of 2)

(dollars in millions)

	Quarter Ended June 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty and credit derivative gross written premiums (PVP): (a)
U.S. public finance	$183.2	$26.2	$—	$209.4		$209.4
U.S. structured finance	51.9	7.0	—	58.9		58.9
International	6.3	4.2	—	10.6		10.6
Total PVP	$241.4	$37.5	$—	$278.9		$278.9

Income statement:
Gross written premiums	$197.8	$48.0	$—	$245.8	$—	$245.8
Net written premiums	192.6	48.0	—	240.7	—	240.7

Net earned premiums	20.8	29.6	1.3	51.7	—	51.7
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	30.6	0.8	—	31.5	—	31.5
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.2	(0.3)	—	(0.1)	—	(0.1)
Total realized gains and other settlements on credit derivatives	30.9	0.6	—	31.4	0.4	31.8

Total revenues	51.7	30.2	1.3	83.1	0.4	83.5

Loss and loss adjustment expenses (recoveries)	28.2	11.3	0.1	39.6	(1.5)	38.1
Incurred losses on credit derivatives	5.6	—	—	5.6	—	5.6
Total loss and loss adjustment expenses (recoveries)	33.8	11.3	0.1	45.2	(1.5)	43.7
Profit commission expense	—	0.9	0.1	1.0	—	1.0
Acquisition costs	3.1	8.6	0.1	11.8	—	11.8
Operating expenses	15.2	4.0	0.5	19.7	—	19.7
Total underwriting expenses	$52.1	$24.8	$0.8	$77.7	$(1.5)	$76.2

Underwriting (loss) gain	$(0.4)	$5.4	$0.5	$5.4	$1.9	$7.3

Loss and loss adjustment expense ratio (e)	65.7%	37.1%	7.9%	54.3%		52.1%
Expense ratio (e)	35.1%	45.2%	55.1%	39.1%		39.1%
Combined ratio (e)	100.8%	82.3%	63.0%	93.4%		91.2%

	Quarter Ended June 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$15.4	$14.1	$—	$29.5		$29.5
U.S. structured finance	49.9	2.5	—	52.4		52.4
International	38.8	4.7	—	43.5		43.5
Total PVP	$104.0	$21.3	$—	$125.3		$125.3

Income statement:
Gross written premiums	$45.6	$25.5	$0.5	$71.7	$0.1	$71.8
Net written premiums	42.6	25.5	0.5	68.5	—	68.5

Net earned premiums	12.0	23.7	2.3	38.0	—	38.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.3	—	—	16.3	—	16.3
Net credit derivative recoveries (losses)	0.0	—	—	0.0	—	0.0
Ceding commissions income (expense), net	(0.1)	—	—	(0.1)	—	(0.1)
Total realized gains and other settlements on credit derivatives	16.2	—	—	16.2	—	16.2

Total revenues	28.2	23.7	2.3	54.2	—	54.2

Loss and loss adjustment expenses (recoveries)	1.0	(11.0)	0.1	(9.8)	—	(9.8)
Incurred losses on credit derivatives	0.7	—	—	0.7	—	0.7
Total loss and loss adjustment expenses (recoveries)	1.7	(11.0)	0.1	(9.1)	—	(9.1)
Profit commission expense	—	0.5	0.4	0.9	—	0.9
Acquisition costs	2.2	8.6	—	10.9	—	10.9
Operating expenses	14.5	3.9	0.5	18.8	—	18.8
Total underwriting expenses	$18.5	$2.0	$1.0	$21.5	$—	$21.5

Underwriting gain	$9.8	$21.7	$1.3	$32.7	$—	$32.7

Loss and loss adjustment expense ratio (e)	6.0%	(46.4)%	4.3%	(16.8)%		(16.8)%
Expense ratio (e)	59.4%	54.9%	39.1%	56.5%		56.5%
Combined ratio (e)	65.4%	8.5%	43.4%	39.7%		39.7%

(1)   Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Six Months Ended June 30, 2008
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty and credit derivative gross written premiums (PVP): (a)
U.S. public finance	$306.6	$43.8	$—	$350.4		$350.4
U.S. structured finance	123.2	10.0	—	133.2		133.2
International	66.8	5.1	—	71.9		71.9
Total PVP	$496.6	$58.9	$—	$555.5		$555.5

Income statement:
Gross written premiums	$344.2	$73.4	$0.5	$418.1	$3.5	$421.6
Net written premiums	336.7	73.2	0.5	410.4	—	410.4

Net earned premiums	38.1	57.4	3.1	98.5	—	98.5
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	58.0	1.3	—	59.3	—	59.3
Net credit derivative recoveries (losses)	—	—	—	—	0.4	0.4
Ceding commissions income (expense), net	0.1	(0.4)	—	(0.3)	—	(0.3)
Total realized gains and other settlements on credit derivatives	58.1	0.9	—	59.0	0.4	59.4

Total revenues	96.2	58.3	3.1	157.5	0.4	157.9

Loss and loss adjustment expenses (recoveries)	64.1	30.5	0.1	94.7	(1.5)	93.3
Incurred losses on credit derivatives	8.8	—	—	8.8	—	8.8
Total loss and loss adjustment expenses (recoveries)	72.9	30.5	0.1	103.5	(1.5)	102.1
Profit commission expense	—	2.0	0.2	2.2	—	2.2
Acquisition costs	6.1	17.4	0.2	23.7	—	23.7
Operating expenses	36.5	10.4	1.4	48.3	—	48.3
Total underwriting expenses	$115.5	$60.3	$1.9	$177.6	$(1.5)	$176.2

Underwriting (loss) gain	$(19.3)	$(2.0)	$1.2	$(20.0)	$1.9	$(18.1)

Loss and loss adjustment expense ratio (e)	75.9%	51.9%	3.2%	65.6%		64.5%
Expense ratio (e)	44.2%	51.5%	57.5%	47.2%		47.2%
Combined ratio (e)	120.1%	103.4%	60.7%	112.8%		111.7%

	Six Months Ended June 30, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$24.2	$18.8	$—	$43.1		$43.1
U.S. structured finance	94.8	6.4	—	101.3		101.3
International	68.7	19.1	—	87.8		87.8
Total PVP	$187.7	$44.4	$—	$232.1		$232.1

Income statement:
Gross written premiums	$77.8	$44.2	$1.5	$123.5	$3.4	$126.9
Net written premiums	74.4	44.0	1.5	119.9	—	119.9

Net earned premiums	24.1	45.6	5.4	75.0	—	75.0
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	33.1	—	—	33.1	—	33.1
Net credit derivative recoveries (losses)	0.0	—	—	0.0	1.3	1.3
Ceding commissions income (expense), net	(0.0)	—	—	(0.0)	—	(0.0)
Total realized gains and other settlements on credit derivatives	33.1	—	—	33.1	1.3	34.4

Total revenues	57.2	45.6	5.4	108.1	1.3	109.4

Loss and loss adjustment expenses (recoveries)	1.7	(15.8)	0.2	(13.8)	—	(13.8)
Incurred losses on credit derivatives	1.3	—	—	1.3	—	1.3
Total loss and loss adjustment expenses (recoveries)	2.9	(15.8)	0.2	(12.5)	—	(12.5)
Profit commission expense	—	1.4	1.1	2.5	—	2.5
Acquisition costs	5.2	16.3	0.2	21.7	—	21.7
Operating expenses	30.4	8.3	0.8	39.5	—	39.5
Total underwriting expenses	$38.6	$10.3	$2.3	$51.2	$—	$51.2

Underwriting gain	$18.5	$35.3	$3.1	$56.9	$1.3	$58.1

Loss and loss adjustment expense ratio (e)	5.1%	(34.6)%	3.7%	(11.6)%		(12.8)%
Expense ratio (e)	62.5%	57.1%	38.3%	59.0%		59.0%
Combined ratio (e)	67.6%	22.5%	42.0%	47.4%		46.2%

(1)          Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$187.7	$496.6
Less: PVP of credit derivatives GWP	40.3	39.2	90.8	81.8	91.5	52.3	79.5	143.8
PVP of financial guaranty GWP	43.4	64.8	41.9	74.6	163.7	189.1	108.2	352.8
Less: Present value of financial guaranty installment premiums (a)	22.7	29.5	8.9	43.9	33.8	5.9	52.2	39.7
Upfront financial guaranty gross written premiums (GWP)	20.7	35.3	33.0	30.6	129.9	183.2	55.9	313.1
Plus: Financial guaranty installment GWP	11.5	10.3	10.2	15.6	16.5	14.6	21.8	31.1
Financial guaranty direct GWP	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$77.8	$344.2

Income statement:
Gross written premiums	$32.1	$45.6	$43.1	$46.3	$146.4	$197.8	$77.8	$344.2
Net written premiums	31.9	42.6	35.1	44.9	144.1	192.6	74.4	336.7

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	1.3	1.5	1.7	2.0	2.8	5.9	2.7	8.7
U.S. structured finance	6.1	7.3	8.3	9.7	11.3	13.6	13.4	24.9
International	3.0	3.3	3.0	3.0	3.1	1.3	6.3	4.4
Total scheduled net earned premiums	10.4	12.0	13.0	14.7	17.3	20.8	22.4	38.1
Net earned premiums from refundings	1.7	—	1.1	—	—	—	1.7	—
Total net earned premiums	12.1	12.0	14.1	14.7	17.3	20.8	24.1	38.1
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	16.8	16.3	17.6	22.0	27.3	30.6	33.1	58.0
Net credit derivative recoveries (losses)	0.0	0.0	0.0	0.0	—	—	0.0	—
Ceding commissions income (expense), net	0.0	(0.1)	0.1	(0.2)	(0.1)	0.2	(0.0)	0.1
Total realized gains and other settlements on credit derivatives	16.9	16.2	17.8	21.9	27.3	30.9	33.1	58.1

Total revenues	29.0	28.2	31.8	36.5	44.5	51.7	57.2	96.2

Loss and loss adjustment expenses (recoveries):
Case	0.0	0.0	0.0	0.3	0.2	32.0	0.0	32.2
Portfolio	0.6	1.0	4.6	22.5	35.7	(3.8)	1.6	31.9
Total loss and loss adjustment expenses (recoveries) - financial guaranty	0.7	1.0	4.7	22.8	35.9	28.2	1.7	64.1
Incurred losses on credit derivatives	0.6	0.7	1.8	0.5	3.2	5.6	1.3	8.8
Total loss and loss adjustment expenses (recoveries)	1.2	1.7	6.4	23.3	39.1	33.8	2.9	72.9
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	3.0	2.2	2.5	2.4	3.0	3.1	5.2	6.1
Operating expenses	15.9	14.5	15.1	14.9	21.3	15.2	30.4	36.5
Total expenses	$20.2	$18.5	$24.0	$40.7	$63.4	$52.1	$38.6	$115.5

Underwriting gain (loss)	$8.8	$9.8	$7.8	$(4.2)	$(18.9)	$(0.4)	$18.5	$(19.3)

Loss and loss adjustment expense ratio (e)	4.2%	6.0%	20.2%	63.6%	87.7%	65.7%	5.1%	75.9%
Expense ratio (e)	65.4%	59.4%	55.2%	47.9%	54.6%	35.1%	62.5%	44.2%
Combined ratio (e)	69.6%	65.4%	75.4%	111.5%	142.3%	100.8%	67.6%	120.1%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
PVP (a):
U.S. public finance	$8.8	$15.4	$10.3	$25.6	$123.3	$183.2	$24.2	$306.6
U.S. structured finance	44.9	49.9	77.0	92.3	71.3	51.9	94.8	123.2
International	29.9	38.8	45.4	38.5	60.5	6.3	68.7	66.8
Total	$83.7	$104.0	$132.7	$156.4	$255.2	$241.4	$187.7	$496.6

Gross par written:
U.S. public finance	$609	$705	$695	$2,271	$7,213	$13,170	$1,314	$20,383
U.S. structured finance	5,776	7,723	9,203	8,644	5,623	2,516	13,499	8,140
International	2,190	2,393	2,995	4,589	3,918	495	4,583	4,413
Total	$8,575	$10,822	$12,893	$15,505	$16,755	$16,181	$19,397	$32,936

Net par outstanding:
U.S. public finance	$3,989	$4,686	$5,313	$7,504	$14,607	$27,602	$4,686	$27,602
U.S. structured finance	48,430	50,562	57,497	64,950	66,324	67,816	50,562	67,816
International	21,319	22,979	25,896	30,566	35,039	35,158	22,979	35,158
Total	$73,738	$78,227	$88,705	$103,021	$115,970	$130,576	$78,227	$130,576

Net present value of installment premiums in force (d), (1)	$425.3	$459.1	$533.8	$639.2	$715.8	$763.5	$459.1	$763.5
Unearned premium reserve net of ceded reinsurance	146.1	177.0	197.7	227.8	354.4	526.2	177.0	526.2
Unearned credit derivative revenues net of ceded amounts	10.7	10.9	13.2	16.1	16.7	18.4	10.9	18.4

(1) March 31, 2008 and June 30, 2008 amounts include $481.7 million and $531.6 million of credit derivatives, respectively.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (1 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
Present value of financial guaranty and credit derivative GWP (PVP) (a)	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$44.4	$58.9
Less: PVP of credit derivatives GWP	—	—	—	—	1.9	—	—	1.9
PVP of financial guaranty GWP	23.1	21.3	32.8	320.7	19.5	37.5	44.4	57.0
Less: Present value of financial guaranty installment premiums (a)	14.2	4.2	18.3	151.1	2.4	8.9	18.4	11.3
Upfront financial guaranty gross written premiums (GWP)	8.9	17.1	14.5	169.5	17.1	28.6	26.0	45.7
Plus: Financial guaranty installment GWP	9.8	8.4	9.3	13.5	8.3	19.4	18.2	27.7
Financial guaranty reinsurance GWP	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$44.2	$73.4

Income statement:
Gross written premiums:
Treaty	$14.2	$16.9	$15.8	$19.1	$11.8	$17.9	$31.1	$29.7
Facultative	4.5	8.6	8.0	163.9	13.6	30.1	13.1	43.7
Total gross written premiums	$18.7	$25.5	$23.8	$183.0	$25.4	$48.0	$44.2	$73.4
Net written premiums	18.5	25.5	23.8	183.0	25.1	48.0	44.0	73.2

Net earned premiums:
Scheduled net earned premiums	18.7	17.3	18.1	20.0	25.4	27.5	36.0	52.9
Net earned premiums from refundings	3.2	6.4	3.5	1.7	2.4	2.1	9.6	4.5
Total net earned premiums	21.9	23.7	21.6	21.7	27.8	29.6	45.6	57.4
Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	0.5	0.8	—	1.3
Net credit derivative recoveries (losses)	—	—	—	—	—	—	—	—
Ceding commissions income (expense), net	—	—	—	—	(0.2)	(0.3)	—	(0.4)
Total realized gains and other settlements on credit derivatives	—	—	—	—	0.3	0.6	—	0.9

Total revenues	21.9	23.7	21.6	21.7	28.1	30.2	45.6	58.3

Loss and loss adjustment expenses (recoveries):
Case	(7.3)	(2.4)	2.8	(3.6)	11.7	17.2	(9.7)	28.9
Portfolio	2.5	(8.6)	(6.2)	(1.3)	7.4	(5.9)	(6.1)	1.5
Total loss and loss adjustment expenses (recoveries) - financial guaranty	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	(15.8)	30.5
Incurred losses on credit derivatives	—	—	—	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	(4.8)	(11.0)	(3.4)	(4.8)	19.2	11.3	(15.8)	30.5
Profit commission expense	0.9	0.5	0.8	0.5	1.1	0.9	1.4	2.0
Acquisition costs	7.7	8.6	7.7	7.3	8.8	8.6	16.3	17.4
Operating expenses	4.4	3.9	4.5	4.5	6.4	4.0	8.3	10.4
Total expenses	$8.3	$2.0	$9.6	$7.5	$35.5	$24.8	$10.3	$60.3

Underwriting gain (loss)	$13.6	$21.7	$12.1	$14.2	$(7.3)	$5.4	$35.3	$(2.0)

Loss and loss adjustment expense ratio (e)	(21.9)%	(46.4)%	(15.9)%	(22.3)%	67.8%	37.1%	(34.6)%	51.9%
Expense ratio (e)	59.6%	54.9%	60.1%	56.7%	58.1%	45.2%	57.1%	51.5%
Combined ratio (e)	37.7%	8.5%	44.2%	34.4%	125.9%	82.3%	22.5%	103.4%

(1) Due to the timing of receiving reports prepared by Assured’s ceding companies, PVP for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1) (2 of 2)

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
PVP (a):
U.S. public finance	$4.7	$14.1	$10.0	$272.7	$17.6	$26.2	$18.8	$43.8
U.S. structured finance	3.9	2.5	3.0	22.9	2.9	7.0	6.4	10.0
International	14.4	4.7	19.8	25.0	0.9	4.2	19.1	5.1
Total	$23.1	$21.3	$32.8	$320.7	$21.4	$37.5	$44.4	$58.9

Gross par written:
U.S. public finance	$754	$1,845	$1,344	$26,598	$2,503	$1,492	$2,599	$3,996
U.S. structured finance	496	491	472	3,195	367	283	987	650
International	537	152	550	3,888	370	131	689	501
Total	$1,787	$2,488	$2,366	$33,681	$3,240	$1,906	$4,275	$5,147

Net par outstanding:
U.S. public finance	$48,929	$48,801	$48,832	$74,409	$75,382	$76,003	$48,801	$76,003
U.S. structured finance	6,945	6,809	6,155	8,869	9,567	10,139	6,809	10,139
International	9,240	9,318	10,002	13,980	13,957	13,684	9,318	13,684
Total	$65,115	$64,928	$64,989	$97,258	$98,906	$99,826	$64,928	$99,826

Net present value of installment premiums in force (d), (2)	$160.2	$155.1	$151.4	$277.0	$276.7	$270.0	$155.1	$270.0
Unearned premium reserve net of ceded reinsurance	460.9	462.9	465.0	626.3	623.7	642.1	462.9	642.1
Unearned credit derivative revenues net of ceded amounts	—	—	—	—	4.6	4.8	—	4.8

(1)   Due to the timing of receiving reports prepared by Assured’s ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in the Company’s Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)   March 31, 2008 and June 30, 2008 amounts include $15.5 million and $11.8 million of credit derivatives, respectively.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
Present value of gross written premiums (PVP) (a)	$—	$—	$—	$—	$—	$—	$—	$—
Less: Present value of installment premiums (a)	—	—	—	—	—	—	—	—
Upfront gross written premiums (GWP)	—	—	—	—	—	—	—	—
Plus: Installment GWP	1.0	0.5	1.4	(0.2)	0.5	—	1.5	0.5
Mortgage guaranty GWP	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$1.5	$0.5

Income statement:
Gross written premiums	$1.0	$0.5	$1.4	$(0.2)	$0.5	$—	$1.5	$0.5
Net written premiums	1.0	0.5	1.4	(0.2)	0.5	—	1.5	0.5

Net earned premiums	3.1	2.3	2.9	9.2	1.9	1.3	5.4	3.1

Loss and loss adjustment expenses (recoveries):
Case	—	—	—	—	—	0.1	—	0.1
Portfolio and IBNR	0.1	0.1	0.8	(0.4)	—	—	0.2	—
Total loss and loss adjustment expenses (recoveries)	0.1	0.1	0.8	(0.4)	—	0.1	0.2	0.1
Profit commission expense	0.7	0.4	0.4	2.4	0.1	0.1	1.1	0.2
Acquisition costs	0.2	—	0.2	1.2	0.1	0.1	0.2	0.2
Operating expenses	0.3	0.5	0.3	1.0	0.9	0.5	0.8	1.4
Total expenses	$1.3	$1.0	$1.6	$4.2	$1.1	$0.8	$2.3	$1.9

Underwriting gain	$1.8	$1.3	$1.3	$5.0	$0.8	$0.5	$3.1	$1.2

Loss and loss adjustment expense ratio (e)	3.3%	4.3%	26.5%	(4.3)%	0.0%	7.9%	3.7%	3.2%
Expense ratio (e)	37.8%	39.1%	27.5%	50.3%	57.9%	55.1%	38.3%	57.5%
Combined ratio (e)	41.1%	43.4%	54.0%	46.0%	57.9%	63.0%	42.0%	60.7%

Risk in force	$1,374	$1,398	$1,374	$1,116	$857	$844	$1,398	$844
Risk written	—	—	—	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	33.5	31.6	30.1	20.8	19.4	18.1	31.6	18.1

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

							Six Months	Six Months
	1Q-07	2Q-07	3Q-07	4Q-07	1Q-08	2Q-08	2007	2008
Income statement:
Gross written premiums	$3.3	$0.1	$0.1	$—	$3.5	$—	$3.4	$3.5
Net written premiums	—	—	—	—	—	—	—	—

Net earned premiums	—	—	—	—	—	—	—	—

Realized gains and other settlements on credit derivatives:
Net credit derivative premiums earned	—	—	—	—	—	—	—	—
Net credit derivative recoveries (losses)	1.3	—	—	—	—	0.4	1.3	0.4
Total realized gains and other settlements on credit derivatives	1.3	—	—	—	—	0.4	1.3	0.4

Total revenues	1.3	—	—	—	—	0.4	1.3	0.4

Loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	(1.5)
Incurred losses on credit derivatives	—	—	—	—	—	—	—	—
Total loss and loss adjustment expenses (recoveries)	—	—	—	—	—	(1.5)	—	(1.5)
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	—	—	—	—	—	—	—	—
Operating expenses	—	—	—	—	—	—	—	—
Total expenses	$—	$—	$—	$—	$—	$(1.5)	$—	$(1.5)

Underwriting gain	$1.3	$—	$—	$—	$—	$1.9	$1.3	$1.9

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid

(dollars in millions)

	As of June 30, 2008
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Financial Guaranty Insurance Reserves by segment and type:
Case	$26.2	$54.9	$0.1	$81.1	$2.6	$83.7
IBNR	—	—	—	—	6.0	6.0
Portfolio reserves associated with fundamentally sound credits	11.1	35.2	2.8	49.1	—	49.1
Portfolio reserves associated with CMC credits	54.3	11.0	—	65.3	—	65.3
Total financial guaranty insurance loss and LAE reserves	$91.5	$101.1	$2.9	$195.5	$8.5	$204.0

Credit Derivative Reserves by segment and type:
Case	$7.2	$—	$—	$7.2	$—	$7.2
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	8.1	—	—	8.1	—	8.1
Plus: Credit derivative portfolio reserves associated with CMC credits	2.0	—	—	2.0	—	2.0
Total credit derivative loss and LAE reserves	$17.3	$—	$—	$17.3	$—	$17.3

Total loss and LAE reserves	$108.8	$101.1	$2.9	$212.8	$8.5	$221.3

	As of December 31, 2007
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$—	$35.6	$0.1	$35.7	$2.4	$38.1
IBNR	—	—	—	—	6.4	6.4
Portfolio reserves associated with fundamentally sound credits	17.0	33.0	2.8	52.8	—	52.8
Portfolio reserves associated with CMC credits	16.5	11.7	—	28.2	—	28.2
Total loss and LAE reserves	$33.5	$80.3	$2.9	$116.7	$8.8	$125.6

Credit Derivative Reserves by segment and type:
Case	$3.2	$—	$—	$3.2	$—	$3.2
Plus: Credit derivative portfolio reserves associated with fundamentally sound credits	3.9	—	—	3.9	—	3.9
Plus: Credit derivative portfolio reserves associated with CMC credits	1.2	—	—	1.2	—	1.2
Total credit derivative loss and LAE reserves	$8.3	$—	$—	$8.3	$—	$8.3

Total loss and LAE reserves	$41.8	$80.3	$2.9	$125.0	$8.8	$133.8

Analysis of Net Claims Paid

		2Q-08	2Q-07
Net claims paid (recovered) on financial guaranty and credit derivatives by segment:
Financial Guaranty Direct		$43.2	$—
Financial Guaranty Reinsurance		9.6	(1.9)
Mortgage Guaranty		0.2	—
Total Financial Guaranty		$53.0	$(1.9)

Net earned premiums on financial guaranty and credit derivatives by segment:
Financial Guaranty Direct		$51.5	$28.3
Financial Guaranty Reinsurance		30.4	23.7
Mortgage Guaranty		1.3	2.3
Total Financial Guaranty		$83.2	$54.2

Ratio of net claims paid (recoevered) by segment:
Financial Guaranty Direct		83.9%	0.0%
Financial Guaranty Reinsurance		31.5%	(8.0)%
Mortgage Guaranty		15.7%	0.0%
Total Financial Guaranty		63.7%	(3.5)%

Assured Guaranty Ltd.
Investment Portfolio
As of June 30, 2008
(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$163.3	4.5%	3.9%	$170.3	$7.3
Agency obligations	154.8	5.0%	4.8%	158.7	7.7
Foreign government securities	53.9	4.9%	3.2%	53.4	2.7
Obligations of states and political subdivisions	564.8	4.7%	4.4%	569.4	26.4
Insured obligations of state and political subdivisions (1)	627.3	4.7%	4.5%	634.3	29.7
Corporate securities	308.8	5.8%	5.0%	302.1	17.9
Mortgage-backed securities (2):
Pass-throughs	1,116.9	5.6%	5.2%	1,101.0	62.5
PACs	61.8	4.9%	4.6%	60.0	3.0
Asset-backed securities (3)	96.7	4.9%	4.3%	98.0	4.8
Preferred stock	20.2	8.1%	6.3%	20.8	1.6
Total fixed maturity securities available for sale	3,168.5	5.2%	4.7%	3,168.0	163.7
Short-term investments	537.5	2.3%	1.9%	537.5	12.3
Total investments	$3,706.0	4.7%	4.3%	$3,705.4	$176.0

	Fair Value	%
Ratings (4):
Treasury and U.S. government obligations	$170.3	5.4%
Agency obligations	158.7	5.0%
AAA/Aaa	1,672.5	52.8%
AA/Aa	782.2	24.7%
A/A	384.3	12.1%
BBB	—	—
Total	$3,168.0	100.0%

Duration of investment portfolio (in years):		4.2

(1) Reflects obligations of state and local political subdivisions that have been insured by other financial guarantors. The underlying ratings of these bonds average A+.

(2) $6.0 million is U.S. subprime RMBS, which has an average rating of AAA.

(3) Contains no CDOs of ABS.

(4) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization (1)

(dollars in millions)

	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding

Financial Guaranty Direct:

2008 (as of June 30)		$183,959
2008 (July - December)	$4,657	179,302
2009	10,628	168,675
2010	14,027	154,648
2011	13,666	140,982
2012	18,479	122,503

2008-2012	61,456	122,503
2013-2017	62,039	60,464
2018-2022	19,353	41,111
2023-2027	12,408	28,703
After 2027	28,703	—
Total	$183,959

Financial Guaranty Reinsurance:

2008 (as of June 30)		$173,000
2008 (July - December)	$4,159	168,841
2009	8,437	160,403
2010	7,711	152,692
2011	8,259	144,434
2012	7,900	136,534

2008-2012	36,466	136,534
2013-2017	36,781	99,753
2018-2022	31,723	68,030
2023-2027	24,884	43,146
After 2027	43,146	—
Total	$173,000

Total Financial Guaranty:

2008 (as of June 30)		$356,959
2008 (July - December)	$8,816	348,143
2009	19,065	329,078
2010	21,738	307,340
2011	21,924	285,416
2012	26,379	259,037

2008-2012	97,922	259,037
2013-2017	98,821	160,216
2018-2022	51,076	109,141
2023-2027	37,291	71,849
After 2027	71,849	—
Total	$356,959

(1) Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of June 30, 2008. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

	Net Unearned Premiums (1), (2)	Estimated Net Unearned Premium Amortization (2)	Estimated Net Future Installments (2)	Total Estimated Net Future Premium Earnings (2)

Financial Guaranty Direct:

2008 (as of June 30)	$544.7
2008 (3rd & 4th Qtrs)	503.4	$41.3	$68.0	$109.3
2009	471.5	31.8	168.9	200.8
2010	441.8	29.7	155.0	184.7
2011	413.7	28.1	137.2	165.3
2012	386.6	27.1	112.2	139.3

2008-2012	386.6	158.0	641.3	799.3
2013-2017	272.6	114.0	214.4	328.4
2018-2022	186.7	85.9	51.4	137.3
2023-2027	122.7	64.0	22.5	86.5
After 2027	—	122.7	42.5	165.2
Total		$544.7	$972.1	$1,516.7

Financial Guaranty Reinsurance:

2008 (as of June 30)	$646.9
2008 (3rd & 4th Qtrs)	613.2	$33.7	$27.6	$61.3
2009	557.3	55.9	51.5	107.4
2010	511.1	46.2	46.6	92.8
2011	468.2	43.0	40.9	83.9
2012	428.4	39.8	32.6	72.4

2008-2012	428.4	218.5	199.3	417.7
2013-2017	265.7	162.7	115.7	278.4
2018-2022	156.0	109.7	87.2	196.9
2023-2027	83.5	72.5	65.1	137.6
After 2027	—	83.5	107.7	191.2
Total		$646.9	$575.0	$1,221.9

Total Financial Guaranty:

2008 (as of June 30)	$1,191.5
2008 (3rd & 4th Qtrs)	1,116.6	$74.9	$95.6	$170.5
2009	1,028.9	87.7	220.5	308.2
2010	953.0	75.9	201.6	277.5
2011	881.9	71.1	178.1	249.2
2012	815.0	66.9	144.8	211.6

2008-2012	815.0	376.5	840.5	1,217.0
2013-2017	538.3	276.7	330.1	606.9
2018-2022	342.7	195.6	138.6	334.2
2023-2027	206.3	136.5	87.7	224.1
After 2027	—	206.3	150.2	356.4
Total		$1,191.5	$1,547.1	$2,738.6

(1) Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums and include unearned credit derivative revenues net of ceded amounts.

(2) Includes credit derivatives.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 6)

As of June 30, 2008

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$5,954	A+	$19,299	A+	$25,253	A+
Tax backed	7,488	A	16,939	A+	24,427	A+
Municipal utilities	3,967	A	11,419	A	15,386	A
Healthcare	4,870	A	8,339	A+	13,209	A
Transportation	2,859	A	9,293	A	12,152	A
Higher education	1,793	A-	3,064	A+	4,857	A+
Investor-owned utilities	119	A	2,247	BBB+	2,365	BBB+
Housing	—	—	2,064	A+	2,064	A+
Other public finance	554	A	3,337	A+	3,891	A+
Total U.S. public finance	$27,602	A	$76,003	A+	$103,605	A+

U.S. structured finance
Pooled corporate obligations	$34,147	AAA	$1,376	AA+	$35,523	AAA
Prime mortgage-backed and home equity	11,548	AA-	1,210	BBB-	12,758	AA-
Consumer receivables	4,732	AA+	2,654	A	7,386	AA
Subprime mortgage-backed and home equity	6,690	AA+	302	BBB+	6,992	AA+
Commercial mortgage-backed securities	5,709	AAA	224	A-	5,934	AAA
Commercial receivables	2,334	AA	3,142	A-	5,476	A+
Structured credit	1,660	A-	423	BBB	2,083	BBB+
Insurance securitizations	947	AA-	354	AA	1,301	AA-
Other structured finance	49	AA	453	A-	502	A
Total U.S. structured finance	$67,816	AA+	$10,139	A	$77,955	AA

International
Infrastructure and pooled infrastructure	$7,150	AA+	$4,445	BBB+	$11,596	AA-
Mortgage-backed and home equity	9,854	AAA	275	AA	10,130	AAA
Pooled corporate obligations	8,661	AAA	1,020	AAA	9,681	AAA
Regulated utilities	4,401	A	4,358	BBB+	8,759	A-
Commercial receivables	1,001	A-	907	A-	1,908	A-
Public finance	839	AA	1,018	A	1,857	A+
Future flow	943	BBB	373	A-	1,316	BBB+
Commercial mortgage-backed securities	644	AAA	390	A-	1,034	AA
Insurance securitizations	923	BB	82	A	1,005	BB
Structured credit	—	—	600	A-	600	A-
Consumer receivables	—	—	99	AAA	99	AAA
Other international structured finance	741	AAA	117	BBB+	858	AA+
Total international	$35,158	AA	$13,684	A-	$48,841	AA-

Total net par outstanding	$130,576	AA	$99,826	A	$230,402	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 6)

(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of June 30,		As of December 31,
	2008		2007		2006
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$25,253	A+	$20,291	A+	$12,700	A+
Tax backed	24,427	A+	17,799	A+	11,812	A+
Municipal utilities	15,386	A	11,672	A+	9,673	A+
Healthcare	13,209	A	10,372	A	6,580	A
Transportation	12,152	A	9,984	A	6,302	A
Higher education	4,857	A+	3,651	A+	1,282	A
Investor-owned utilities	2,365	BBB+	2,314	BBB+	1,580	BBB+
Housing	2,064	A+	2,041	A+	1,083	AA-
Other public finance	3,891	A+	3,790	A+	1,323	AA-
Total U.S. public finance	$103,605	A+	$81,914	A+	$52,335	A+

U.S. structured finance
Pooled corporate obligations	$35,523	AAA	$33,813	AAA	$25,604	AAA
Prime mortgage-backed and home equity	12,758	AA-	11,238	AA-	4,849	A
Consumer receivables	7,386	AA	6,589	AA	2,663	AA-
Subprime mortgage-backed and home equity	6,992	AA+	7,010	AA+	6,390	AA+
Commercial mortgage-backed securities	5,934	AAA	6,002	AA+	5,430	AAA
Commercial receivables	5,476	A+	5,246	A+	2,450	A-
Structured credit	2,083	BBB+	1,572	A-	1,553	AA+
Insurance securitizations	1,301	AA-	1,158	AA-	794	AA-
Other structured finance	502	A	1,191	AA	1,852	AA
Total U.S. structured finance	$77,955	AA	$73,820	AA+	$51,583	AA+

International
Infrastructure and pooled infrastructure	$11,596	AA-	$11,561	AA-	$8,256	AA-
Mortgage-backed and home equity	10,130	AAA	7,329	AAA	4,982	AAA
Pooled corporate obligations	9,681	AAA	8,459	AAA	3,563	AAA
Regulated utilities	8,759	A-	8,337	A-	4,780	A-
Commercial receivables	1,908	A-	1,913	A-	1,081	A-
Public finance	1,857	A+	1,996	A+	1,202	A+
Future flow	1,316	BBB+	1,113	BBB+	1,008	BBB
Commercial mortgage-backed securities	1,034	AA	1,240	AA+	1,087	AAA
Insurance securitizations	1,005	BB	857	BBB-	923	A-
Structured credit	600	A-	592	A-	593	A
Consumer receivables	99	AAA	357	AA+	114	BBB+
Other international structured finance	858	AA+	794	AA+	788	AA+
Total international	$48,841	AA-	$44,546	AA-	$28,378	AA-

Total exposures	$230,402	AA-	$200,279	AA-	$132,296	AA-

Mortgage guaranty risk in force	$844	N/A	$1,116	N/A	$1,822	N/A

Distribution by ratings of financial guaranty portfolio

	June 30, 2008		December 31, 2007		December 31, 2006
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$44,522	19.3%	$36,359	18.2%	$16,228	12.3%
AAA	40,340	17.5%	47,333	23.6%	40,826	30.9%
AA	47,285	20.5%	38,434	19.2%	22,983	17.4%
A	63,170	27.4%	49,177	24.6%	32,822	24.9%
BBB	31,026	13.5%	26,862	13.4%	18,182	13.7%
Below investment grade	4,060	1.8%	2,114	1.1%	1,255	0.9%
Total exposures	$230,402	100.0%	$200,279	100.0%	$132,296	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	2Q-08		2Q-08		2Q-08
U.S. public finance
Tax backed	$3,397	A+	$244	A	$3,641	A+
General obligation	2,536	A+	509	AA-	3,045	A+
Municipal utilities	2,310	A	348	A-	2,658	A
Transportation	1,774	A	260	A+	2,034	A
Healthcare	1,773	A	88	A	1,861	A
Higher education	840	A	32	A+	872	A
Investor-owned utilities	—	—	12	A-	12	A-
Housing	—	—	—	—	—	—
Other public finance	540	A	—	—	540	A
Total U.S. public finance	$13,170	A	$1,492	A	$14,662	A

U.S. structured finance
Pooled corporate obligations	$1,227	AAA	$2	AAA	$1,228	AAA
Prime mortgage-backed and home equity	917	AAA	—	—	917	AAA
Commercial receivables	373	A	17	BBB	389	A
Consumer receivables	—	—	225	A-	225	A-
Subprime mortgage-backed and home equity	—	—	39	A	39	A
Commercial mortgage-backed securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Structured credit	—	—	—	—	—	—
Other structured finance	—	—	0	BBB-	0	BBB-
Total U.S. structured finance	$2,516	AA+	$283	A-	$2,799	AA+

International
Pooled corporate obligations	$338	AAA	$—	—	$338	AAA
Mortgage-backed and home equity	157	AAA	0	AAA	158	AAA
Regulated utilities	—	—	67	A	67	A
Structured credit	—	—	24	A	24	A
Infrastructure and pooled infrastructure	—	—	20	BBB-	20	BBB-
Commercial receivables	—	—	0	AA	0	AA
Commercial mortgage-backed securities	—	—	—	—	—	—
Consumer receivables	—	—	—	—	—	—
Future flow	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Public finance	—	—	—	—	—	—
Other international structured finance	—	—	20	BBB-	20	BBB-
Total international	$495	AAA	$131	A-	$626	AA+

Total gross par written	$16,181	A+	$1,906	A	$18,088	A+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 6)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Avg. Rating (1)	Financial Guaranty Reinsurance	Avg. Rating (1)	Consolidated	Avg. Rating (1)
Sector:	Six Months 2008		Six Months 2008		Six Months 2008
U.S. public finance
Tax backed	$5,497	A+	$843	AA-	$6,340	A+
General obligation	3,887	A+	1,755	A+	5,642	A+
Municipal utilities	3,762	A	399	A-	4,162	A
Healthcare	2,924	A	361	A	3,285	A
Transportation	2,452	A	512	A+	2,964	A
Higher education	1,222	A	49	AA-	1,271	A
Investor-owned utilities	80	BBB+	22	A-	102	BBB+
Housing	—	—	54	AA	54	AA
Other public finance	559	A	—	—	559	A
Total U.S. public finance	$20,383	A	$3,996	A+	$24,379	A

U.S. structured finance
Prime mortgage-backed and home equity	$3,034	AAA	$102	A+	$3,135	AAA
Pooled corporate obligations	2,659	AAA	130	AA+	2,789	AAA
Consumer receivables	1,475	AAA	314	A-	1,789	AA+
Structured credit	600	BBB+	—	—	600	BBB+
Commercial receivables	373	A	17	BBB	389	A
Subprime mortgage-backed and home equity	—	—	54	A+	54	A+
Commercial mortgage-backed Securities	—	—	—	—	—	—
Insurance securitization	—	—	—	—	—	—
Other structured finance	—	—	34	AA	34	AA
Total U.S. structured finance	$8,140	AA+	$650	A+	$8,790	AA+

International
Mortgage-backed and home equity	$3,096	AAA	$14	AAA	$3,110	AAA
Pooled corporate obligations	618	AAA	38	AAA	656	AAA
Regulated utilities	450	A+	86	A	536	A+
Future flow	250	BBB+	—	—	250	BBB+
Infrastructure and pooled infrastructure	—	—	162	A+	162	A+
Consumer receivables	—	—	152	AAA	152	AAA
Structured credit	—	—	24	A	24	A
Commercial receivables	—	—	6	AA	6	AA
Commercial mortgage-backed Securities	—	—	—	—	—	—
Insurance securitizations	—	—	—	—	—	—
Public finance	—	—	—	—	—	—
Other international structured finance	—	—	20	BBB-	20	BBB-
Total international	$4,413	AA+	$501	AA-	$4,914	AA+

Total gross par written	$32,936	AA-	$5,147	A+	$38,083	AA-

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 6)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of June 30, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$44,493	34.1%	$29	0.0%	$44,522	19.3%
AAA	34,986	26.8%	5,354	5.4%	40,340	17.5%
AA	14,167	10.8%	33,117	33.2%	47,285	20.5%
A	22,978	17.6%	40,192	40.3%	63,170	27.4%
BBB	11,256	8.6%	19,770	19.8%	31,026	13.5%
Below investment grade	2,697	2.1%	1,363	1.4%	4,060	1.8%
Total exposures	$130,576	100.0%	$99,826	100.0%	$230,402	100.0%

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of June 30, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$28,997	37.2%	$15,524	31.8%	$44,522	19.3%
AAA	1,618	1.6%	26,947	34.6%	11,774	24.1%	40,340	17.5%
AA	37,091	35.8%	6,912	8.9%	3,282	6.7%	47,285	20.5%
A	50,436	48.7%	6,149	7.9%	6,584	13.5%	63,170	27.4%
BBB	13,679	13.2%	6,681	8.6%	10,666	21.8%	31,026	13.5%
Below investment grade	780	0.8%	2,268	2.9%	1,011	2.1%	4,060	1.8%
Total exposures	$103,605	100.0%	$77,955	100.0%	$48,841	100.0%	$230,402	100.0%

	As of December 31, 2007
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.6%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$81,914	100.0%	$73,820	100.0%	$44,546	100.0%	$200,279	99.9%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 6)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of June 30, 2008

	Net Par
	Outstanding	%
U.S.:
California	$16,574	7.2%
New York	9,163	4.0%
Florida	8,791	3.8%
Texas	6,403	2.8%
Illinois	5,490	2.4%
Pennsylvania	4,303	1.9%
Massachusetts	4,245	1.8%
New Jersey	3,648	1.6%
Michigan	2,985	1.3%
Washington	2,840	1.2%
Other states	39,164	17.0%
Mortgage and structured (multiple states)	77,955	33.8%
Total U.S.	$181,560	78.8%

International:
United Kingdom	$28,174	12.2%
Germany	4,180	1.8%
Australia	3,521	1.5%
Ireland	925	0.4%
Turkey	815	0.4%
Other	11,227	4.9%
Total International	$48,841	21.2%

Total exposures	$230,402	100.0%

Assured Guaranty Ltd.

Pooled Corporate Profile

(dollars in millions)

Distribution by Ratings of Direct Pooled Corporate Obligations as of June 30, 2008

Ratings (1):	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$38,012	88.8%	37.7%	36.2%
AA	3,907	9.1%	34.4%	32.2%
A	635	1.5%	46.5%	41.1%
BBB	253	0.6%	48.2%	39.7%
Below investment grade	—	—	—	—
Total exposures	$42,808	100.0%	37.6%	36.0%

Distribution of Direct Pooled Corporate Obligations by Year Insured as of June 30, 2008

Year insured:	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$2,069	4.8%	33.9%	33.9%
2005	7,499	17.5%	36.9%	34.7%
2006	13,213	30.9%	37.7%	35.0%
2007	16,765	39.2%	38.3%	37.2%
2008 YTD	3,262	7.6%	37.5%	37.6%
	$42,808	100.0%	37.6%	36.0%

Distribution of Direct Pooled Corporate Obligations by Asset Class as of June 30, 2008

Asset class:	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
High yield corporates	$27,314	63.8%	AAA	35.4%	33.6%
Trust preferred - banks and insurance	3,907	9.1%	AAA	47.2%	45.9%
Trust preferred - US mortgage and REITs	2,571	6.0%	AA	50.0%	45.7%
Trust preferred - European mortgage and REITs	1,309	3.1%	AAA	36.6%	36.8%
Market value CDOs of corporates	4,245	9.9%	AAA	38.6%	36.8%
Investment grade corporates	2,337	5.5%	AAA	28.7%	29.6%
Commercial real estate	755	1.8%	AAA	49.0%	48.9%
CDO of CDOs (corporate)	370	0.9%	AAA	34.6%	35.3%
	$42,808	100.0%	AAA	37.6%	36.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) “Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (1 of 6)

(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of June 30, 2008

	June 30, 2008
	US		International		Total Net Par
Ratings (1):	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
Super senior	$5,554	$3,370	$2,826	$—	$11,750	39.3%
AAA	2,499	2,372	7,009	15	11,895	39.8%
AA	366	581	154	2	1,103	3.7%
A	1,338	203	110	—	1,651	5.5%
BBB	978	276	14	—	1,267	4.2%
Below investment grade	2,023	190	—	—	2,213	7.4%
Total exposures	$12,758	$6,992	$10,113	$17	$29,879	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of June 30, 2008

	US		International		Total Net Par
Year insured:	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
2004 and prior	$616	$648	$463	$14	1,741	5.8%
2005	1,543	101	1,245	0	2,889	9.7%
2006	699	4,558	2,383	—	7,639	25.6%
2007	7,129	1,649	2,830	2	11,610	38.9%
2008 YTD	2,771	37	3,192	—	6,000	20.1%
	$12,758	$6,992	$10,113	$17	$29,879	100.0%

Distribution of U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

	Direct Net Par		Reinsurance Net Par		Total Net Par
Ratings (1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$8,915	48.9%	$9	0.6%	$8,924	45.2%
AAA	4,508	24.7%	363	24.0%	4,871	24.7%
AA	844	4.6%	103	6.8%	947	4.8%
A	1,371	7.5%	170	11.3%	1,541	7.8%
BBB	915	5.0%	338	22.4%	1,254	6.3%
Below investment grade	1,685	9.2%	528	34.9%	2,213	11.2%
	$18,238	100.0%	$1,512	100.0%	$19,750	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (2 of 6)

(dollars in millions)

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$696	$48	$—	$4,809	$3,370	$8,924
AAA	494	67	17	1,922	2,372	4,871
AA	92	258	14	2	581	947
A	145	—	15	1,178	203	1,541
BBB	738	6	210	23	276	1,254
Below investment grade	0	105	1,818	99	190	2,213
Total exposures	$2,164	$485	$2,075	$8,034	$6,992	$19,750

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Year Issued as of June 30, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$303	$—	$214	$158	$638	$1,313
2005	226	—	837	557	3,747	5,367
2006	498	6	204	634	1,921	3,263
2007	1,137	478	820	6,685	667	9,788
2008 YTD	—	—	—	—	19	19
	$2,164	$485	$2,075	$8,034	$6,992	$19,750

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (3 of 6)

(dollars in millions)

Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating(1) and Year of Issue as of June 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
Issued	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$17	$436	$6	$—	$178	$54	$691
2005	2,082	2,213	180	—	—	706	5,181
2006	1,387	404	400	150	444	118	2,903
2007	5,429	1,455	257	1,221	293	807	9,462
2008 YTD	—	—	—	—	—	—	—
	$8,915	$4,508	$844	$1,371	$915	$1,685	$18,238

% of total	48.9%	24.7%	4.6%	7.5%	5.0%	9.2%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$696	$48	$—	$4,800	$3,370	$8,915
AAA	338	64	—	1,873	2,233	4,508
AA	—	257	6	—	580	844
A	—	—	—	1,177	194	1,371
BBB	662	—	19	—	234	915
Below investment grade	—	97	1,416	93	79	1,685
Total exposures	$1,697	$466	$1,441	$7,944	$6,690	$18,238

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien
Super senior	41.0%	10.3%	—	60.4%	50.4%
AAA	19.9%	13.6%	—	23.6%	33.4%
AA	—	55.2%	0.4%	—	8.7%
A	—	—	—	14.8%	2.9%
BBB	39.0%	—	1.3%	—	3.5%
Below investment grade	—	20.8%	98.2%	1.2%	1.2%
Total exposures	100.0%	100.0%	100.0%	100.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Insured as of June 30, 2008

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$25	$133	$516	$675
2005	194	—	706	439	88	1,428
2006	369	—	—	54	4,535	4,958
2007	1,134	466	710	4,547	1,550	8,406
2008 YTD	—	—	—	2,771	—	2,771
	$1,697	$466	$1,441	$7,944	$6,690	$18,238

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Issued as of June 30, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$25	$150	$516	$691
2005	194	—	706	557	3,723	5,181
2006	369	—	—	634	1,900	2,903
2007	1,134	466	710	6,603	550	9,462
2008 YTD	—	—	—	—	—	—
	$1,697	$466	$1,441	$7,944	$6,690	$18,238

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (4 of 6)

(dollars in millions)

Distribution of U.S. Subprime Residential Mortgage-Backed Securities by Rating(1) and Year Insured as of June 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$373	$1	$9	$173	$92	$648
2005	—	99	—	—	2	—	101
2006	2,864	1,492	180	—	9	12	4,558
2007	506	390	400	194	92	67	1,649
2008 YTD	—	19	—	—	—	18	37
	$3,370	$2,372	$581	$203	$276	$190	$6,992

% of total	48.2%	33.9%	8.3%	2.9%	3.9%	2.7%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (5 of 6)

(dollars in millions)

Distribution of U.S. Alt-A Residential Mortgage-Backed Securities by Rating (1), Exposure Type and Year Insured as of June 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
insured:	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$—	$139	$—	$—	$—	$—	$139
2005	—	441	—	—	—	—	441
2006	—	54	—	—	—	—	54
2007	2,038	1,288	2	1,178	23	99	4,629
2008 YTD	2,771	—	—	—	—	—	2,771
	$4,809	$1,922	$2	$1,178	$23	$99	$8,034

% of total	59.9%	23.9%	0.0%	14.7%	0.3%	1.2%	100.0%

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (6 of 6)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquincies as of June 30, 2008 (1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$194	77.8%	3.3%	0.03%	1.4%
2006	369	73.2%	4.2%	0.0%	2.9%
2007	1,134	91.2%	9.2%	0.0%	1.7%
2008	—	N/A	N/A	N/A	N/A
	$1,697	85.8%	7.5%	0.004%	1.9%

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$—	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A
2007	466	82.9%	32.9%	10.6%	12.8%
2008	—	N/A	N/A	N/A	N/A
	$466	82.9%	32.9%	10.6%	12.8%

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$706	39.1%	0.6%	6.3%	12.9%
2006	—	N/A	N/A	N/A	N/A
2007	710	79.7%	0.0%	6.2%	8.2%
2008	—	N/A	N/A	N/A	N/A
	$1,416	59.4%	0.3%	6.2%	10.5%

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$557	57.6%	13.4%	0.3%	8.2%
2006	634	75.1%	31.6%	0.4%	18.6%
2007	6,603	83.5%	20.5%	0.2%	11.1%
2008	—	N/A	N/A	N/A	N/A
	$7,794	81.0%	20.9%	0.2%	11.5%

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,723	39.3%	59.9%	3.2%	40.9%
2006	1,900	57.4%	41.3%	3.8%	39.0%
2007	550	63.1%	41.5%	4.0%	40.0%
2008	—	N/A	N/A	N/A	N/A
	$6,174	47.0%	52.5%	3.4%	40.2%

U.S. CMBS

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,429	97.2%	28.8%	0.0%	0.1%
2006	1,418	98.6%	30.5%	0.0%	0.1%
2007	554	92.9%	19.2%	0.0%	0.9%
2008	—	N/A	N/A	N/A	N/A
	$5,401	97.2%	28.3%	0.0%	0.1%

(1) For this release, net par outstanding is based on values as of June 2008. Pool factor, subordination, cumulative losses and delinquency data is based on June 2008 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2) Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

(3) Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

(4) Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5) 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and also includes all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Credit Derivative Exposure Profile

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	June 30, 2008		December 31, 2007
	Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%
Super senior	$40,880	53.0%	$34,328	49.1%
AAA	29,144	37.8%	33,318	47.6%
AA	4,567	5.9%	1,796	2.6%
A	1,732	2.2%	101	0.1%
BBB	765	1.0%	368	0.5%
Below investment grade	100	0.1%	26	—
Total exposures	$77,186	100.0%	$69,936	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	June 30, 2008		December 31, 2007
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$429	AAA	$431	AAA
Tax backed	69	BBB+	70	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Total U.S. public finance	$562	AA+	$565	AAA

U.S. structured finance
Pooled corporate obligations	$29,396	AAA	$28,229	AAA
Prime mortgage-backed and home equity	7,412	AAA	4,901	AAA
Subprime mortgage-backed and home equity	5,759	AA+	5,843	AAA
Commercial mortgage-backed securities	5,381	AAA	5,391	AAA
Commercial receivables	1,625	AA+	1,584	AAA
Consumer receivables	645	AAA	695	AA+
Structured credit	352	AA+	346	AAA
Insurance securitizations	100	AA	108	AAA
Other structured finance	49	AA	643	AAA
Total U.S. structured finance	$50,719	AAA	$47,740	AAA

International
Mortgage-backed and home equity	$9,086	AAA	$6,032	AAA
Pooled corporate obligations	8,056	AAA	6,984	AAA
Infrastructure and pooled Infrastructure	6,390	AAA	6,404	AAA
Regulated utilities	786	AA-	462	AAA
Commercial mortgage-backed securities	644	AAA	832	AAA
Future flow	153	A-	173	A+
Insurance securitizations	41	BB	41	BBB-
Public finance	8	AAA	9	AAA
Other international structured finance	741	AAA	695	AAA
Total international	$25,905	AAA	$21,631	AAA

Total exposures	$77,186	AAA	$69,936	AAA

(1) Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Unrealized Gains (Losses) on Credit Derivatives

The components of the Company’s unrealized gain (loss) on credit derivatives as of June 30, 2008 are:

Asset Type	Par Outstanding (in Billions)	Weighted Average Credit Rating	2Q-08 Unrealized Gain (Loss) (in millions)	Year-to-date Unrealized Gain (Loss) (in millions)
Corporate collateralized loan obligations	$27.4	AAA	$391.0	$297.6
Market value CDOs	3.5	AAA	46.0	45.9
Trust Preferred securities	6.6	AAA	70.3	58.9
Total pooled corporate obligations	37.5	AAA	507.3	402.4
Commercial mortgage-backed securities	6.0	AAA	110.0	79.5
Residential mortgage-backed securities	22.3	AAA	212.5	160.5
Other(4)	11.5	AA-	(121.1)	(173.5)
Total	$77.2	AAA	$708.7	$468.9
Re-Insurance Exposures written in CDS form	3.3	AAA	(0.2)	(20.0)
Grand Total	$80.5	AAA	$708.5	$448.9

The following table presents additional details about the Company’s unrealized gain on credit derivatives associated with collateralized loan obligations, market value CDOs and trust preferred securities by asset type as of June 30, 2008 (1):

Asset Type	Original Subordination	Current Subordination	Par Outstanding (in Billions)	Weighted Average Credit Rating	2Q-08 Unrealized Gain (Loss) (in millions)	Year-to-date Unrealized Gain (Loss) (in millions)
High yield corporates	36.3%	34.3%	$24.0	AAA	$363.9	$283.4
Trust Preferred	45.9%	43.7%	6.6	AAA	70.3	58.9
Market value CDOs of corporates	41.4%	39.1%	3.5	AAA	46.0	45.9
Investment grade corporates	28.7%	29.6%	2.3	AAA	16.9	6.9
Commercial real estate	49.0%	48.9%	0.8	AAA	9.5	7.4
CDO of CDOs (corporate)	34.6%	35.3%	0.4	AAA	0.6	(0.1)
Total	38.2%	36.4%	$37.5	AAA	$507.3	$402.4

The following table presents additional details about the Company’s unrealized gain on credit derivatives associated with commercial mortgage-backed securities by year issued as of June 30, 2008 (2):

Year Issued	Original Subordination	Current Subordination	Par Outstanding (in Billions)	Weighted Average Credit Rating	2Q-08 Unrealized Gain (Loss) (in millions)	Year-to-date Unrealized Gain (Loss) (in millions)
2004 and Prior	20.6%	28.5%	$0.3	AAA	$5.9	$5.8
2005	27.8%	28.8%	3.4	AAA	65.8	50.6
2006	27.0%	27.5%	2.0	AAA	33.4	20.7
2007	35.8%	35.9%	0.2	AAA	4.9	2.4
2008	—	—	—	—	—	—
Total	27.4%	28.6%	$6.0	AAA	$110.0	$79.5

The following tables present additional details about the Company’s unrealized gain on credit derivatives associated with residential mortgage-backed securities by year issued and asset type as of June 30, 2008 (3):

Year Issued	Original Subordination	Current Subordination	Par Outstanding (in Billions)	Weighted Average Credit Rating	2Q-08 Unrealized Gain (Loss) (in millions)	Year-to-date Unrealized Gain (Loss) (in millions)
2004 and Prior	5.2%	11.3%	$0.5	AA-	$7.1	$(6.4)
2005	23.9%	46.7%	5.4	AAA	64.3	78.7
2006	15.8%	22.5%	6.5	AAA	131.2	143.9
2007	16.1%	18.0%	9.8	AAA	9.9	(55.8)
2008	—	—	—	—	—	—
Total	17.6%	26.1%	$22.3	AAA	$212.5	$160.5

Asset Type	Original Subordination	Current Subordination	Par Outstanding (in Billions)	Weighted Average Credit Rating	2Q-08 Unrealized Gain (Loss) (in millions)	Year-to-date Unrealized Gain (Loss) (in millions)
Alt-A Loans - RMBS	20.3%	23.6%	$6.7	AAA	$(26.9)	$(67.4)
Prime First Lien RMBS	10.4%	12.2%	9.8	AAA	64.1	25.2
Subprime RMBS	26.8%	52.4%	5.8	AA+	175.3	202.7
Total	17.6%	26.1%	$22.3	AAA	$212.5	$160.5

(1) Corporate collateralized loan obligations, market value CDO’s, and trust preferred securities include all U.S. structured finance pooled corporate obligations and international pooled corporate obligations.

(2) Commercial mortgage-backed securities is comprised of commercial U.S. structured finance and commercial international mortgage backed securities.

(3) Residential mortgage-backed securities is comprised of prime and subprime U.S. mortgage-backed and home equity securities and residential international mortgage-backed and home equity securities.

(4) Other includes all other U.S. and international asset classes, such as commercial receivables, and international infrastructure and pooled infrastructure securities. The unrealized loss in other is primarily attributable to a change in the call date assumption for a particular wrapped UK utility transaction and a ratings downgrade on a film securitization transaction. Other also includes management’s estimate of credit related impairments for the Company’s credit derivative exposures.

Assured Guaranty Ltd.

CDOs of ABS Profile

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of June 30, 2008
Year	Legal			RMBS	Comm.	CDOs of Investment		Total	U.S.			Original AAA	Original Sub- ordination	Current Sub- ordination
Insured	Final Maturity(2)	Net Par Outstanding	ABS	(Includes Subprime)	MBS (CMBS)(3)	Grade Corporate	CDOs of ABS	Collateral Pool	Subprime RMBS	S&P	Moody’s	Sub- ordination	Below Assured	Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$113.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.3%
2001	2016	59.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	40.1%
2002	2017	124.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	34.9%
2002	2017	107.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	28.6%
2002	2017	88.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	48.0%
2002	2017	71.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	32.2%
2003	2018	124.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	25.1%
2003	2038	75.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	47.6%
2003	2018	49.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.3%
	Subtotal:	$815.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.2%	28.6%	36.6%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):
2003	2010	741.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
	Subtotal:	$741.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%

Total:		$1,556.0	17%	16%	65%	2%	0%	100%	0%	AAA	Aaa	14.2%	20.9%	25.1%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of June 30, 2008, as follows: 18% AAA, 7% AA, 12% A, 45% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of June 30, 2008: 100% AAA.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

As of June 30, 2008

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)

U.S. public finance
Municipal utilities	27.0	$571	CCC
Healthcare	16.2	112	BB-
Tax backed	16.0	43	BB
General obligation	9.1	25	BB
Transportation	15.3	24	C
Housing	13.9	4	B
Higher education	12.4	1	BB+
Investor-owned utilities	9.0	0	BB
Total U.S. public finance	23.8	$780	CCC+

U.S. structured finance
Prime mortgage-backed and home equity	7.0	$2,023	B
Subprime mortgage-backed and home equity	10.1	190	B
Commercial receivables	12.5	20	B
Pooled corporate obligations	2.6	18	B-
Other structured finance	16.5	17	B
Total U.S. structured finance	7.3	$2,268	B

International
Insurance securitizations	12.3	$923	BB
Infrastructure and pooled infrastructure	10.1	88	B
Total international	12.1	$1,011	BB

Total non-investment grade exposures	11.7	$4,060	B

Top Ten Non-Investment Grade Exposures as of June 30, 2008

Name or Description	Segment	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (1)
CWHEQ Revolving Home Equity Loan Trust 2007-D	Direct	6.4	$679	BB
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	Direct	5.4	608	B
Jefferson County Alabama Sewer (2)	Reinsurance	27.3	560	CCC
Ballantyne Re PLC Class A-2 Floating Rate Notes	Direct	13.8	500	BB
Orkney Re II, PLC	Direct	10.6	423	BB
SACO I Trust 2005-GP1	Direct	2.8	98	CCC
American Home Mortgage Assets Trust 2007-3	Direct	2.8	97	CCC
Morgan Stanley Mortgage Loan Trust 2006-5AR	Direct	5.1	93	BB
Trover Clinic Foundation	Direct	18.9	77	BB
Domestic Residential Mortgage-backed HELOC transaction	Reinsurance	6.0	73	CCC
Total		11.6	$3,209	B+

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

(2) $103 million of this exposure was recaptured after the commutation of the reinsurance contract as of July 25, 2008.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	June 30, 2008
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$226,254	98.2%

Closely monitored credits:
Category 1	1,460	0.6%	32
Category 2	1,972	0.9%	18
Category 3	661	0.3%	41
Category 4	20	—	16
CMC Total	4,114	1.8%	107

Other below investment grade risk	34	—	52
Total	$230,402	100.0%

	December 31, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

(1)  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

As of June 30, 2008

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$1,568	A+
State of New Jersey General Obligation & Leases	1,183	AA-
New York City General Obligation & Leases	1,099	A+
City of Chicago General Obligation & Leases	996	AA-
Los Angeles Unified School District	906	AA
State of New York General Obligation & Leases	857	A+
San Francisco Airport Commission	847	A
State of Washington General Obligation	836	AA
Denver International Airport System	795	BBB-
Commonwealth of Puerto Rico General Obligation & Leases	794	BBB-
Commonwealth of Massachusetts General Obligation & Bay Transportation	793	A
Miami-Dade County Florida Aviation Authority	769	A
Florida State General Obligation	680	AA
Port Authority of New York & New Jersey	651	AA-
Metropolitan Transportation Authority (New York) - Transportation Revenue	651	A
District of Columbia General Obligation	635	A
Puerto Rico Highway & Transportation Authority	628	BBB
Michigan State General Obligation	626	AA+
Hawaii State General Obligation	621	AA-
Long Island Power Authority	609	A-
Pennsylvania State Turnpike Commission	608	A+
New York City Municipal Water Finance Authority	586	AA
Jefferson County, Alabama Sewer Enterprise	560	CCC
Miami-Dade County School Board	548	A
Chicago Public Building Commission - Chicago Board of Education	533	A
Total top 25 U.S. public finance exposures	$19,380

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Iowa Health System	$418	AA-	IA
Methodist Health System	305	A-	TN
Essentia Health	262	A-	MN
Integris Health, Inc.	258	AA	OK
Catholic Healthcare West	235	A	CA
Children’s Memorial Hospital	215	A-	IL
Meridian Health System Obligated Group	213	A-	NJ
Hackensack Medical Center	207	A-	NJ
Lifebridge Health	207	A	MD
Centracare Health System	196	A	MN
Total top 10 healthcare exposures	$2,514

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

As of June 30, 2008

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par		Credit
Credit Name:	Outstanding	Rating(1)	Enhancement
Deutsche Alt-A Securities Mortgage Loan 2007-2	$1,071	AAA	10.54%
Discover Card Master Trust I Series A	1,000	AAA / Super senior	57.50%
Private - CDO	998	AAA	33.17%
Field Point III & IV, Limited	810	AA-	31.44%
Prospect Funding I LLC	775	AAA	33.72%
Goldentree Credit Opportunities Financing I	764	AAA	50.36%
Ares Enhanced Credit Opportunities Fund	750	AAA	45.12%
Private - CDO	716	AAA	20.97%
Chrysler Retail Auto Loan Receivables Class-A	704	A	8.82%
MortgageIt Securities Corp. Mortgage Loan 2007-2	696	AAA / Super senior	11.14%
CWHEQ Revolving Home Equity Loan Trust 2007-D	679	BB	0.00%
Field Point I & II, Limited	672	AA-	29.74%
Private RMBS Re-Remic	668	AAA / Super senior	26.69%
Private - CDO	660	AAA	40.50%
Applebee’s Enterprises LLC	645	BBB-	36.36%
Private RMBS Re-Remic	623	AAA / Super senior	27.57%
Sandelman Finance 2006-1 Limited	623	AA	34.40%
Citibank Omni Master Trust	614	AAA / Super senior	30.0%/34.0%
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	608	B	0.00%
Private RMBS Re-Remic	607	AAA / Super senior	27.09%
Private RMBS Re-Remic	604	AAA / Super senior	28.19%
Private Structured Credit	600	BBB+	Private
Private - CDO	551	AAA / Super senior	42.26%
Chrysler Retail Auto Loan Receivables Class A	550	AAA	8.82%
Deutsche Alt-A Securities Mortgage Loan 2007-3	535	AAA / Super senior	16.39%
Liberty CLO Ltd	530	AAA / Super senior	39.20%
Aaa Trust 2007-2	506	AAA / Super senior	43.70%
Private RMBS Transaction	497	A-	13.94%
LIICA Holdings, LLC	495	AA	10.26%
Private RMBS Re-Remic	486	AAA / Super senior	23.40%
Private - CDO	486	AAA	46.57%
Impac CMB Trust Series 2007-A	451	A+	8.92%
SLM Private Credit Student Loan Trust 2007	450	AAA	10.37%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.00%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.00%
Synthetic CDO - IG Corporate	438	AAA / Super senior	30.00%
McDonnell Loan Opportunity Fund II	400	AAA	20.78%
Private RMBS Re-Remic	400	AAA / Super senior	35.79%
SLM Student Loan Trust 2007	392	AAA	3.00%
Wasatch CLO, Ltd.	389	AAA	23.10%
Daimler Chrysler 2007-A Lease Trust	387	AAA	n/a
Newstar Credit Opportunities Funding II	380	AA	20.75%
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA / Super senior	31.28%
Cent CDO XI Limited	373	AAA	22.61%
SLM Private Credit Student Loan Trust 2006	356	AAA	10.23%
ACS 2007-1 Pass Through Trust G-1	355	A	39.40%
Private - CDO	338	AAA / Super senior	42.08%
Synthetic CDO - IG Corporate	335	AAA / Super senior	30.00%
United Commercial Mortgage Securities 2007-1	328	A	7.66%
Comstock Funding Ltd	326	AAA	28.21%
Total top 50 U.S. structured finance exposures	$27,876

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

As of June 30, 2008

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Prime European RMBS	$1,591	AAA / Super senior
Permanent Master Issuer PLC	1,453	AAA
Arkle Master Issuer PLC	1,450	AAA
Gracechurch Mortgage Financing PLC	1,447	AAA
Granite Master Issuer PLC	1,255	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,235	AAA / Super senior
Essential Public Infrastructure Capital II	1,139	AAA / Super senior
Essential Public Infrastructure Capital III	1,115	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
Taberna Europe CDO II PLC	803	AAA / Super senior
Paragon Mortgages (No.13) PLC	768	AAA
Synthetic CDO - IG ABS	741	AAA / Super senior
Stichting Profile Securitisation I	675	AAA / Super senior
United Utilities Water PLC	674	A
Global Senior Loan Index Fund 1 B.V.	605	AAA / Super senior
Nemus Funding No.1 PLC	603	AAA / Super senior
National Grid Gas PLC	598	A
Harvest CLO III	543	AAA
Northumbrian Water PLC	542	BBB+
National Grid Electricity Transmission PLC	539	A
Taberna Europe CDO I PLC	506	AAA / Super senior
Ballantyne Re Plc Class A-2 Floating Rate Notes	500	BB
RMF Euro CDO V PLC	498	AAA
Total top 25 international exposures	$21,812

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

As of June 30, 2008

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par
Servicer:	Outstanding
Countrywide Home Loans, Inc.	$4,670
Residential Funding Corporation	2,966
Northern Rock PLC	2,489
Wells Fargo Home Mortgage, Inc.	2,486
European Mortgage Servicer (Private Transaction)	1,591
Halifax PLC	1,458
Cheltenham & Gloucester PLC	1,450
Barclays Bank PLC	1,447
EMC Mortgage Corp	784
Paragon Finance PLC	768
Total top 10 residential mortgage servicers exposures	$20,109

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of June 30, 2008			As of December 31, 2007
	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated	Assured Guaranty Corp.	Assured Guaranty Re Ltd. (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$512	$741	$1,253	$302	$629	$931
Contingency reserve	651	—	651	582	—	582
Policyholders’ surplus	459	1,266	1,725	400	1,097	1,497
Loss & loss adjustment expense reserves (3)	40	22	62	12	18	30
Total policyholders’ surplus and reserves	$1,662	$2,029	$3,691	$1,296	$1,744	$3,040

Claims paying resources
Policyholders’ surplus	$459	$1,266	$1,725	$400	$1,097	$1,497
Contingency reserve	651	—	651	582	—	582
Qualified statutory capital	1,110	1,266	2,376	982	1,097	2,079
Unearned premium reserve (2)	512	741	1,253	302	629	931
Loss and loss adjustment expense reserves (3)	40	22	62	12	18	30
Total policyholders’ surplus and reserves	1,662	2,029	3,691	1,296	1,744	3,040
Present value of installment premium (d)	655	379	1,035	554	366	920
Standby line of credit/stop loss	280	200	480	280	200	480
Total claims paying resources	$2,597	$2,608	$5,206	$2,130	$2,310	$4,440

Net par insured outstanding	$112,311	$118,178	$230,402	$94,127	$106,253	$200,279
Net debt service outstanding	$161,478	$195,575	$356,959	$128,351	$174,173	$302,413

Ratios:
Net par insured to statutory capital	101:1	93:1	97:1	96:1	97:1	96:1
Capital ratio (4)	145:1	154:1	150:1	131:1	159:1	145:1
Financial resources ratio (5)	62:1	75:1	69:1	60:1	75:1	68:1

(1)  Assured Guaranty Re Ltd. (AG Re) numbers are the Company’s estimate of U.S. statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based, includes unearned revenues on credit derivatives and is net of prepaid reinsurance premiums.

(3)  Loss and loss adjustment reserves for AG Re are U.S. GAAP based, includes loss reserves for credit derivatives and is net of reinsurance recoverable and portfolio reserves.

(4)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(5)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 2Q-2008	2007	2006	2005
GAAP Summary Income Statement Data

Gross written premiums	$421.6	$424.5	$261.3	$192.1
Net earned premiums	98.5	159.3	144.8	139.4
Realized gains and other settlements on credit derivatives	59.4	74.0	73.9	57.1
Net investment income	76.8	128.1	111.5	96.8
Total expenses	181.6	161.4	150.4	70.7
Income (loss) before provision for income taxes	521.7	(463.0)	190.0	229.6
Net income (loss)	376.0	(303.3)	159.7	188.4
Operating income (b)	45.0	178.0	157.2	190.0

Net income (loss) per diluted share	$4.35	$(4.46)	$2.15	$2.53
Operating income per diluted share	$0.52	$2.57	$2.12	$2.55

Financial Ratios:
Loss and LAE ratio (e)	64.5%	3.4%	(3.3)%	(35.0)%
Expense ratio (e)	47.2%	55.8%	59.2%	58.9%
Combined ratio (e)	111.7%	59.2%	55.9%	23.9%
GAAP Summary Balance Sheet Data (End of Period)

Total investments and cash	$3,715.5	$3,147.9	$2,469.9	$2,256.0
Total assets	4,527.6	3,762.9	2,931.6	2,689.8
Unearned premium reserves	1,207.4	887.2	631.0	524.6
Loss and LAE reserves	204.0	125.6	115.9	117.4
Senior notes	197.4	197.4	197.4	197.3
Series A Enhanced Junior Subordinated Debentures	149.8	149.7	149.7	—
Shareholders’ equity	2,242.4	1,666.6	1,650.8	1,661.5
Book value per share	$24.66	$20.85	$24.44	$22.22
Other Financial Information:
Net debt service outstanding (end of period)	$356,959	$302,413	$180,174	$145,694
Gross debt service outstanding (end of period)	363,789	307,657	181,503	148,836
Net par outstanding (end of period)	230,402	200,279	132,296	102,465
Gross par outstanding (end of period)	235,227	204,809	133,303	105,258

Consolidated qualified statutory capital	2,376	2,079	1,658	1,545
Consolidated policyholders’ surplus and reserves	3,691	3,040	2,374	2,182

Ratios:
Par insured to statutory capital	97:1	96:1	80:1	66:1
Capital ratio(1)	150:1	145:1	109:1	94:1
Financial resources ratio(2)	69:1	68:1	53:1	48:1

Gross debt service written:
U.S. public finance	$44,975	$66,190	$13,261	$13,335
U.S. structured finance	9,840	42,414	28,902	16,724
International	6,132	24,971	17,979	5,729
Total gross debt service written	$60,947	$133,575	$60,142	$35,788

Net debt service written	60,029	129,872	59,775	35,440
Net par written	37,557	84,686	50,541	26,020
Gross par written	38,083	88,117	50,892	26,320

(1)  The capital ratio is calculated by dividing net par and interest insured by qualified statutory capital.

(2)  The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [operating income (b) and loss and loss adjustment expense ratio, expense ratio and combined ratio (e)].

Assured Guaranty Ltd.

Appendix

Credit Derivatives

(dollars in millions)

As part of its financial guaranty (FG) insurance business, the Company selects, structures and sells credit protection through credit default swaps (“CDS”) in the institutional fixed income markets. The Company generates revenues through the premiums paid by third parties to insure against the risk of default on the assets underlying the CDS. In this appendix, the Company has presented the credit swap premiums in its financial guaranty direct and financial guaranty reinsurance segments, which were included in prior period financial information in Gross written premiums, Net written premiums, Net earned premiums, Loss and loss adjustment expenses (recoveries) and Acquisition Costs. The effect of these credit derivative premiums has been included in “Realized gains and other settlements on credit derivatives” and “Unrealized gains (losses) on credit derivatives” in income statements. Management’s decision to reclassify these amounts was based on evolving financial guaranty industry practice.  Management believes that this reclassification will increase comparability of its financial statements with other companies who participate in the CDS market. These reclassifications had no impact on underwriting gain (loss), loss and loss adjustment expense ratio, expense ratio, combined ratio, operating income or net income.

	1Q-07			2Q-07			3Q-07			4Q-07
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$17.4	$—	$17.4	$17.1	$—	$17.1	$20.9	$—	$20.9	$26.0	$—	$26.0

Net written premiums	17.0	—	17.0	16.4	—	16.4	19.9	—	19.9	25.0	—	25.0

Net earned premiums (1)	16.8	—	16.8	16.3	—	16.3	17.6	—	17.6	22.0	—	22.0

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)	(0.0)	—	(0.0)
Incurred losses on credit derivatives (2)	0.6	—	0.6	0.7	—	0.7	1.8	—	1.8	0.5	—	0.5
Total loss and loss adjustment expenses (recoveries)	0.5	—	0.5	0.7	—	0.7	1.7	—	1.7	0.5	—	0.5

Acquisition costs (1)	0.0	—	0.0	(0.1)	—	(0.1)	0.1	—	0.1	(0.2)	—	(0.2)

	1Q-08			2Q-08
Credit derivatives included in:	FG Direct	FG Reinsurance	Total FG	FG Direct	FG Reinsurance	Total FG

Gross written premiums	$28.8	$5.1	$33.8	$33.4	$1.1	$34.5

Net written premiums	27.6	5.1	32.7	32.3	1.1	33.4

Net earned premiums (1)	27.3	0.5	27.8	30.6	0.8	31.5

Loss and loss adjustment expenses (recoveries):
Net credit derivative losses paid (recovered) and payable (recoverable) (1)	—	—	—	—	—	—
Incurred losses on credit derivatives (2)	3.2	—	3.2	5.6	—	5.6
Total loss and loss adjustment expenses (recoveries)	3.2	—	3.2	5.6	—	5.6

Acquisition costs (1)	(0.1)	(0.2)	(0.2)	0.2	(0.3)	(0.1)

(1) Included in “Realized gains and other settlements on credit derivatives” in income statements.

(2) Included in “Unrealized gains (losses) on credit derivatives” in income statements.

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of insurance and credit derivative gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6% per year. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives (“credit derivative premiums”) does not adequately measure. Actual future net earned or written premiums and credit derivative premiums may differ from PVP due to factors such as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income (loss) excluding i) after-tax realized gains (losses) on investments and ii) after-tax unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the Company’s net estimate of after-tax incurred case and portfolio loss and loss adjusted expense reserves for credit derivatives. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income and after-tax unrealized gains (losses) on credit derivatives. Management believes that operating income and operating ROE are useful measures for management, investors and analysts because the presentation of operating income and operating ROE enhance the understanding of Assured’s results of operations by highlighting the underlying profitability of Assured’s business. Realized gains (losses) on investments and unrealized gains (losses) on credit derivatives and the fair value adjustment of the Company’s committed capital securities, other than the portion attributable to the Company’s net estimate of incurred case and portfolio loss and loss adjustment expense reserves for credit derivatives, are excluded because the amount of both of these gains (losses) is heavily influenced by, and fluctuates, in part, according to market interest rates, credit spreads and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income (loss) or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, the after-tax value of unearned premium on credit derivatives net of prepaid reinsurance premiums and the after-tax net present value of estimated future installment premiums in force, less future ceding commissions, discounted at 6%, less after-tax deferred acquisition costs. Management believes that adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and shareholders’ equity. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our financial guaranty and credit derivative in-force books of business, net of reinsurance and discounted at 6%. Management believes that net present value of estimated future installment premiums in-force is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated financial guaranty and credit derivative installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

(e) Loss ratio, which is a non-GAAP financial measure, is defined as loss and loss adjustment expenses (recoveries) plus the Company’s net estimate of credit derivative incurred case and portfolio loss and loss adjustment expense reserves, which is included in unrealized gains (losses) on credit derivatives, plus net credit derivative losses (recoveries), which is included in realized gains and other settlements on credit derivatives, divided by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Expense ratio is calculated by dividing the sum of ceding commissions expense (income), profit commission expense, acquisition costs and operating expenses by net earned premiums plus net credit derivative premiums earned, which is included in realized gains and other settlements on credit derivatives. Combined ratio, which is a non-GAAP financial measure, is the sum of the loss ratio and the expense ratio. Management believes that loss, expense and combined ratios are useful measures for management, investors and analysts to measure the Company’s underwriting performance. There are no comparable GAAP financial measures.

For adjusted book value, net present value of estimated future installment premiums in force, and PVP, Assured uses 6% as the present value discount rate because it is the approximate taxable equivalent yield on Assured’s investment portfolio for the periods presented.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Global Communications
and Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com

Media
Ashweeta Durani
Vice President, Global Communications
and Media Relations
(212) 408-6042
adurani@assuredguaranty.com